EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Nick Tintor, Chief Executive Officer of Nord Resources Corporation, and John Perry, Chief Financial Officer of Nord Resources Corporation, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that Amendment No. 1 the Quarterly Report on Form 10-QSB/A of Nord Resources Corporation, for the quarterly period ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Nord Resources Corporation.

Date: July 21, 2006

/s/ Nick Tintor
Nick Tintor
President and Chief Executive Officer

/s/ John Perry
John Perry
Senior Vice President, Chief Financial Officer